UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 1, 2007

IONATRON, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14015	77-0262908
(Commission File Number)	(IRS Employer Identification No.)

3716 East Columbia, Suite, 120, Tucson, Arizona  85714
(Address of Principal Executive Offices) (Zip Code)

(520) 628-7415
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 31, 2007, Joseph C. Hayden, the Executive Vice President-Programs of Ionatron, Inc. (the “Company”), and Stephen McCahon, the Company’s Executive Vice President-Engineering, each terminated their Sales Plan which previously entered under Rule 10b5-1 of the Securities Exchange Act of 1934 with a brokerage firm on August 23, 2006 and which had become effective September 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IONATRON, INC.
(Registrant)

By:	/s/ Kenneth M Wallace
Name: Kenneth M. Wallace
Title: Chief Financial Officer and Operating Officer
Date: February 1, 2007